UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2006
THE SPECTRANETICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
96 Talamine Court
Colorado Springs, CO 80907-5186
(Address of principal executive offices) (Zip Code)
(719) 633-8333
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a)     On June 7, 2006, The Spectranetics Corporation announced that Cornelius C. Bond, Jr. is retiring from the Company’s Board of Directors, effective immediately. Upon Mr. Bond’s retirement, the Board will consist of seven directors, a majority of which are independent. The Board does not currently intend to fill the vacancy created by Mr. Bond’s retirement. A copy of the press release announcing Mr. Bond’s retirement is attached hereto as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1 Press release issued by The Spectranetics Corporation on June 7, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 8, 2006

THE SPECTRANETICS CORPORATION
By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
	Title:	Vice President, Chief Financial Officer & Secretary